American Beacon TwentyFour Strategic Income Fund

Supplement dated August 23, 2018
to the
Prospectus and Summary Prospectus dated October 27, 2017, as previously amended or supplemented

I.	Effective immediately, the following changes are made:

1)	The Fund's classification has changed from "non-diversified" to "diversified" within the meaning of the Investment Company Act of 1940. Accordingly, the following changes are made:

a.	In the "Fund Summary - Principal Investment Strategies" section, the last sentence is deleted.

b.	In the "Fund Summary - Principal Risks" and "Additional Information About the Fund - Additional Information About Risks" sections, "Non-Diversification Risk" is deleted.

2)	In the "Fund Summary – Principal Risks" section, the following risk is added in alphabetical order:
High Portfolio Turnover Risk
 Portfolio turnover is a measure of the Fund's trading activity over a one-year period. High portfolio turnover could increase the Fund's transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund had a lower portfolio turnover rate.
3)	In the "Additional Information About the Fund - Additional Information About Risks" section, the following risk is added in alphabetical order:
High Portfolio Turnover Risk
Portfolio turnover is a measure of the Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund's transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund's annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund's shareholders when Fund shares are held in a taxable account (including net short-term capital gain distributions, which are taxable to them as ordinary income).
II.
Effective as of August 31, 2018, Robert Arnold will no longer serve as a portfolio manager for the Fund and Felipe Villarroel will join the portfolio management team.  Accordingly, all references to Mr. Arnold in the Prospectus are deleted and the following changes are made:

1)	On page 7, under the heading "Fund Summary - Portfolio Managers", the information regarding TwentyFour Asset Management (US) LP is deleted and replaced with the following:

TWENTYFOUR ASSET MANAGEMENT (US) LP	Mark Holman Partner, CEO Since Fund Inception (2017) Eoin Walsh Partner, Portfolio Manager Since Fund Inception (2017) Felipe Villarroel Portfolio Manager Since 2018	Gary Kirk Partner, Portfolio Manager Since Fund Inception (2017) Pierre Beniguel Portfolio Manager Since Fund Inception (2017)

2)	In the "Fund Management – The Sub-Advisor" section, the last paragraph is deleted and replaced with the following:

Felipe Villarroel is a Portfolio Manager in TwentyFour AM's Multi-Sector Bond team since 2011 and is a member of the Investment Committee. Prior to joining TwentyFour AM, Mr. Villaroel worked as an Asset Allocation and Strategy Analyst at Celfin Capital in Chile, now part of the BTG Pactual group. There, Mr. Villarroel took an active role in developing the team's strategic view of the global macro economy and asset classes. Mr. Villarroel graduated from Pontificia Universidad Catolica de Chile with a Bachelor's degree in Economics and Business Administration before obtaining a master's in Finance from the London Business School. Mr. Villarroel is also a CFA Charterholder.

TwentyFour AM is considered a participating affiliate of TwentyFour pursuant to applicable regulatory guidance and Messrs. Holman, Kirk, Walsh, Beniguel and Villarroel are considered to be "supervised persons" of TwentyFour, as the term is defined in the Investment Advisers Act of 1940.

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American Beacon TwentyFour Strategic Income Fund

Supplement dated August 23, 2018
to the
Statement of Additional Information dated October 27, 2017, as previously amended or supplemented
I.
Effective immediately, the Fund's classification has changed from "non-diversified" to "diversified" within the meaning of the Investment Company Act of 1940.  Accordingly, the following changes are made:

1)
In the "Organization and History of the Fund" section, the third sentence is deleted and replaced with the following: "The Fund is diversified as defined by the Investment Company Act of 1940, as amended (the "Investment Company Act")."

2)	The "Non-Diversified Status" section is deleted.

3)	The following is added as a fundamental investment restriction in the "Investment Restrictions – Fundamental Investment Restrictions" section:

"The Fund may not invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund's total assets."
II.
Effective as of August 31, 2018, Robert Arnold will no longer serve as a portfolio manager for the Fund and Felipe Villarroel will join the portfolio management team. Accordingly, all references to Robert Arnold in the Statement of Additional Information are deleted and the following changes are made:

1)	On page 40, under the heading "Portfolio Managers," the table is deleted and replaced with the following:
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
TwentyFour Asset Management (US) LP ("TwentyFour")
Eoin Walsh	0	0	9 ($4.3 bil)	0	0	1 ($55.8 mil)
Gary Kirk	0	0	9 ($4.3 bil)	0	0	1 ($55.8 mil)
Mark Holman	0	0	9 ($4.3 bil)	0	0	1 ($55.8 mil)
Pierre Beniguel	0	0	9 ($4.3 bil)	0	0	1 ($55.8 mil)
Felipe Villarroel *	0	0	10 ($6.98 bil)	0	0	1 ($80.6 mil)
*With respect to Mr. Villarroel, information is shown as of June 30, 2018.
2)	On page 41, under the heading "Portfolio Managers – Ownership of the Fund," the table is deleted and replaced with the following:
Name of Investment Advisor and Portfolio Managers	TwentyFour Strategic Income Fund
American Beacon TwentyFour Strategic Income Fund
Eoin Walsh	None
Gary Kirk	None
Mark Holman	None
Pierre Beniguel	None
Felipe Villarroel *	None
*With respect to Mr. Villarroel, information is shown as of June 30, 2018.
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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE